UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 27, 2006

                        Commission File Number 000-32193

                           E. J. NAK MATTRESS COMPANY
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                     UTAH                                   87-0369125
       -------------------------------                ----------------------
       (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                Identification Number)

                       Box 72, Ardrossan, Alberta, Canada
                       -----------------------------------
                    (Address of principal executive offices)

                                     T8E 2A1
                                   ----------
                                   (Zip Code)

                                 (780) 993-3339
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant

         On January 27, 2006, the Board of Directors (the "Board") of E.J. Nak Mattress Company (the"Company") dismissed its independent registered public accounting firm, Hansen, Barnett & Maxwell ("HBM"), and engaged the services of Madsen & Associates, CPA's, Inc. ("Madsen"). The Board approved the dismissal of HBM, who had served as the Company's independent registered public accountants for the fiscal years ended March 31, 2001 and 2000 and subsequent interim periods through December 31, 2001 and to the appointment of Madsen.

         The Company is currently delinquent in filing periodical reports for the period from March 31, 2002 to the present as required under Section 13 of the Securities Exchange Act of 1934. During the two most recent audited fiscal years ended March 31, 2001, and the subsequent interim periods through December 31, 2001 and through January 27, 2006, there were no disagreements between the Company and HBM on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to HBM's satisfaction, would have caused HBM to make reference to the subject matter of the disagreement in connection with their reports.

         The audit report of HBM on the financial statements of the Company as of and for the fiscal year ended March 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

         In addition, there was no reportable events as set forth in Items 304(a)(1)(iv) of Regulation S-B of the Securities Act of 1933 during the year ended March 31, 2001, or the subsequent interim periods through December 31, 2001 and the period ended January 27, 2006.

         Attached as Exhibit 16.1 to this report is a letter from HBM required by Item 304(a)(3) of Regulation S-K of the Securities Exchange Act of 1934 confirming that there were no disagreements with the Company.

         During the two most recent audited fiscal years ended March 31, 2001, and the subsequent interim period through December 31, 2001 and the appointment of Madsen, the Company did not consult with Madsen regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

         16.1 Letter dated January 30, 2006 from Hansen, Barnett & Maxwell to the Securities and Exchange Commission.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                E. J. Nak Mattress Company



Date: March 8, 2006                             By: /s/ Warren Jackson
                                                   -----------------------------
                                                   Warren Jackson, President

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